Virtus Premium AlphaSector® Series,

a series of Virtus Variable Insurance Trust (the “Trust”)

Supplement dated May 14, 2015 to the Summary and

Statutory Prospectuses dated April 30, 2015

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MAY 11, 2015

TO THE ABOVE-REFERENCED PROSPECTUSES.

Important Notice to Investors

In a Supplement dated May 11, 2015, the Series disclosed that it was to be liquidated in June 2015 and that, in anticipation of that liquidation, the Series expected to begin liquidating its assets and therefore deviate from its previously stated polices during the period prior to liquidation. Further, the Series disclosed that the Adviser had terminated the limited services subadvisory agreement with F-Squared Institutional Advisors, LLC (“F-Squared”) and that all references to F-Squared, and to Alexey Panchekha as portfolio manager, were thereby removed from the Series’ prospectuses.

In response to investor feedback, at a meeting held on May 13, 2015, management of the Trust recommended, and the Board of Trustees of the Trust voted, to halt the liquidation of the Series and instead make the changes to the Series’ name, principal investment strategies and investment advisory fee described in this Supplement and a supplement to the Series’ statement of additional information. In connection with these changes, Virtus Investment Advisers, Inc., the Series’ investment adviser, and Euclid Advisors LLC, the Series’ subadviser, will continue to serve in their respective capacities. F-Squared will remain terminated and have no relationship with the Series going forward, so all references to F-Squared, and to Alexey Panchekha as portfolio manager, are removed from the Series’ prospectuses as previously stated.

Disclosure changes to the Series’ prospectuses are described below and are effective May 14, 2015.

The Series’ name has changed as shown below and all references to the Series throughout the prospectuses are hereby amended to reflect the new name:

Prior Series Name	New Series Name
Virtus Premium AlphaSector Series	Virtus Equity Trend Series

The “Annual Fund Operating Expenses” table in the summary prospectus and in the summary section of the statutory prospectus is hereby revised to reflect a reduction in the management fee and replaced with the following:

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees(1)	1.00%	1.00%
Distribution and Servicing (12b-1) Fees	0.25%	None
Other Expenses	0.30%	0.30%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%
Recapture of Previously Waived Expenses	0.05%	0.05%
Total Annual Series Operating Expenses(3)	1.62%	1.37%
(1)	Restated to reflect current management fee.
(2)	Restated to estimate expenses expected to be incurred based on changes to principal investment strategies.

(3) The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the series and do not include acquired fund fees and expenses.

The “Example” table in the summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$165	$501	$860	$1,872
Class I	$139	$423	$728	$1,595

The disclosure under “Principal Investment Strategies” in the summary prospectus, in the summary section of the statutory prospectus and the first three paragraphs on page 5 of the statutory prospectus is hereby replaced with the following:

The Series utilizes a rules-based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities).  Allocations to each sub-sector are based on quantitative models.

The Series has the flexibility to invest in any combination of the sub-sectors and high-quality short-term securities, or 100% in high-quality short-term securities.  A relative strength momentum model is utilized to rank each sub-sector of the equity market.  The Series will allocate to those sub-sectors that the model determines are more likely to outperform the broad market.  A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall market.  When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors of the market that are not exhibiting absolute positive momentum, up to 100% of Series assets.

The adviser is responsible for final model specification, portfolio construction, model monitoring, and governance.  The subadviser, Euclid Advisors, LLC, monitors the Series’ allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying sub-sectors, while taking into account any other factors the subadviser may deem relevant, such as cash flow and/or timing considerations.

The disclosure under “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus is hereby amended by removing the disclosure entitled “Correlation to Index Risk,” “Exchange-Traded Funds (ETFs) Risk” and “Fund of Funds Risk.” Also, the second sentence of the disclosure entitled “Sector Focused Investing Risk” is hereby deleted. Additionally, the disclosure entitled “Model Portfolio Risk” is hereby renamed “Quantitative Model Risk.”

The caption “The Adviser and Subadvisers” in the summary prospectuses and in the summary section of the Series’ statutory prospectus is hereby revised to read “The Adviser and Subadviser” and the disclosure describing the Series’ subadviser is hereby replaced with: “Euclid Advisors LLC (“Euclid”), an affiliate of VIA, is the subadviser to the Series.”

The disclosure under “Portfolio Management” in the summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

➢	Warun Kumar, Senior Managing Director and Portfolio Manager at VIA, is a manager of the Series. Mr. Kumar has served as a Portfolio Manager of the Series since May 2015.
➢	Amy Robinson, Managing Director at Euclid, is a manager of the Series. Ms. Robinson has served as a Portfolio Manager of the Series since inception in February 2011.

The disclosure under “More About Principal Risks” beginning on page 5 of the statutory prospectus is hereby amended by deleting the sections entitled “Exchange-Traded Funds (“ETFs”) Risk” and “Fund of Funds Risk.” Additionally, the disclosure entitled “Model Portfolio Risk” is hereby renamed “Quantitative Model Risk.”

Under “The Adviser” on page 7 of the statutory prospectus, the second and third paragraphs are hereby replaced with the following:

2

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Euclid to serve as subadviser. VIA is responsible for final model specification, portfolio construction, model monitoring and governance, while Euclid monitors the Series’ allocations and is responsible for rebalancing assets to maintain target allocations.

The Series pays VIA an investment management agreement that is accrued daily against the value of the Series’ net assets at the annual rate of 1.00%.

The caption “The Subadvisers” on page 8 of the statutory prospectus is hereby revised to read “The Subadviser” and the description of Euclid is revised by replacing the third sentence with: “As subadviser to the Series, Euclid monitors the Series’ allocations and is responsible for rebalancing assets to maintain target allocations.” Additionally, the last paragraph in this section is replaced with: “From its investment advisory fee, VIA, not the Series, pays Euclid for its subadvisory services at the rate of 20% of the net advisory fee.”

Under biographical information for the portfolio managers under “Portfolio Management” on page 8 of the statutory prospectus is hereby replaced with the following:

Warun Kumar. Mr. Kumar is Senior Managing Director and Portfolio Manager at VIA (since April 2015). He is also Senior Managing Director and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

Amy Robinson. Ms. Robinson is Managing Director of Euclid (since September 2011) and leads Euclid’s equity trading function. She also served in the role for VIA from 1992 to 2011. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As Co-Portfolio Manager of the Series, she is responsible for monitor the Series’ assets and rebalancing assets to maintain target allocations. Ms. Robinson has 35 years of investment experience and is a former president of the Security Traders Association of Connecticut.

All other disclosure concerning the Series, including fees and expenses, remains unchanged from its prospectuses dated April 30, 2015.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT 8510/PASS Changes (5/2015)

Virtus Premium AlphaSector® Series,

a series of Virtus Variable Insurance Trust (the “Trust”)

Supplement dated May 14, 2015 to the

Statement of Additional Information (“SAI”) dated April 30, 2015

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MAY 11, 2015

TO THE ABOVE-REFERENCED SAI.

Important Notice to Investors

In a Supplement dated May 11, 2015, the Series disclosed that it was to be liquidated in June 2015 and that, in anticipation of that liquidation, the Series expected to begin liquidating its assets and therefore deviate from its previously stated polices during the period prior to liquidation. Further, the Series disclosed that the Adviser had terminated the limited services subadvisory agreement with F-Squared Institutional Advisors, LLC (“F-Squared”) and that all references to F-Squared, and to Alexey Panchekha as portfolio manager, were thereby removed from the Series’ SAI.

In response to investor feedback, at a meeting held on May 13, 2015, management of the Trust recommended, and the Board of Trustees of the Trust voted, to halt the liquidation of the Series and instead make the changes to the Series’ name, principal investment strategies and investment advisory fee described in this Supplement and a supplement to the Series’ prospectuses. In connection with these changes, Virtus Investment Advisers, Inc., the Series’ investment adviser, and Euclid Advisors LLC, the Series’ subadviser, will continue to serve in their respective capacities. F-Squared will remain terminated and have no relationship with the Series going forward, so all references to F-Squared, and to Alexey Panchekha as portfolio manager, are removed from the Series’ SAI as previously stated.

Disclosure changes to the Series’ SAI are described below and are effective May 14, 2015.

The Series’ name has changed as shown below and all references to the Series throughout the SAI are hereby amended to reflect the new name:

Prior Series Name	New Series Name
Virtus Premium AlphaSector Series	Virtus Equity Trend Series

The glossary entry for the Series is hereby replaced with the following:

Equity Trend Series	Virtus Equity Trend Series

In the section “Investment Advisory Agreement and Expense Limitation Agreement,” the disclosure regarding the investment advisory fee for the Series is hereby replaced with the following:

Management Fees
Virtus Equity Trend Fund	1.00%

In the section “Portfolio Managers,” the table showing the portfolio managers for each of the series is hereby amended by replacing the rows for the Series with the following information:

Series	Portfolio Manager
Virtus Equity Trend Series	Warun Kumar Amy Robinson

Also in the section “Portfolio Managers,” the tables showing other accounts managed by portfolio managers are hereby amended by deleting the information relating to Alexey Panchekha and adding the following information relating to Warun Kumar:

Other Accounts Managed (no Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Warun Kumar(2)	3	$157.8 million	0	$0	0	$0

Other Accounts Managed (with Performance-Based Fees)

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Warun Kumar(2)	0	$0	0	$0	0	$0

(2) Information as of March 31, 2015.

In the subsection “Description of any Potential Material Conflicts of Interest,” the caption “Duff & Phelps, Euclid, Kayne and Newfleet” is hereby replaced with “VIA, Duff & Phelps, Euclid, Kayne and Newfleet.”

In the subsection “Portfolio Manager Compensation,” the caption “Duff & Phelps, Euclid, Kayne and Newfleet” is hereby replaced with “VIA, Duff & Phelps, Euclid, Kayne and Newfleet.”

Investors should retain this supplement with the

SAI for future reference.

VVIT 8510 SAI/PASS Changes (5/2015)